                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in this Registration Statement on Form S-8 of Cray Inc. of our report, dated March 15, 2006, appearing in the Annual Report on Form 10-K of Cray Inc. and subsidiaries for the year ended December 31, 2005.

/s/ PETERSON SULLIVAN PLLC

Seattle, Washington
June 6, 2006